UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2014

Commission File Number: 333-171637

NOW NEWS DIGITAL MEDIA TECHNOLOGY CO LTD.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Applied For
(IRS Employer Identification No.)

4F, No. 550, Ruiguang Road, Neihu District, Taipei City 114, Taiwan (Republic of China)
(Address of principal executive offices)

88 6287978775 ext 500
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 – ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 31, 2014, Mr. Alan Chen, as the sole director of the Company, appointed Ching-Fen Huang as a director of the Company.

Ms. Huang is 42 years old.  From January 1, 2008 to April 28, 2008, Ms. Huang served as the Supervisor of the Accounting Department of ERA DIGITAL MEDIA Co., LTD.  From May 1, 2008 to August 31, 2010, Ms. Huang served as the Manager of the Financial and Accounting Department of CHUNGHWA UNITED GROUP.  From September 1, 2010, continuing until the present, Ms. Huang has served as the Senior Director of the Business Management Department of NOWnews Network Co. LTD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2014

NOW NEWS DIGITAL MEDIA TECHNOLOGY CO LTD.

By: /s/Alan Chen, Director